UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Williams Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LOGO williams. Vote Online Go to www.envisionreports.com/wmb or scan the QR code — login details are located in the shaded bar below. Participants in the Williams Investment Plus Plan must submit their vote by April 24, 2026 at 1:00am CDT.Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the The Williams Companies, Inc. Stockholder Meeting to be Held on April 28, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and our 2026 Proxy Statement are available at: www.envisionreports.com/wmb Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/wmb. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. hen you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 17, 2026 to facilitate timely delivery 2NOT 0494SB

Stockholder Meeting Notice The 2026 Annual Meeting of Stockholders of The Williams Companies, Inc. will be held on April 28, 2026 at 2:00pm CDT, conducted online live via webcast at meetnow. global/MHFNMG4. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote “FOR” the election of each of the nominees listed below. 1. Elect 11 Director Nominees for a One-Year Term. 01 - Alan S. Armstrong 02 - Stephen W. Bergstrom 03 - Michael A. Creel 04 - Carri A. Lockhart 05 - Richard E. Muncrief 06 - Peter A. Ragauss 07 - Rose M. Robeson 08 - Scott D. Sheffield 09 - William H. Spence 10 - Jesse J. Tyson 11 - Chad J. Zamarin The Board of Directors recommends a vote “FOR” proposals 2, 3, 4 and 5. 2. Approve, on an Advisory Basis, the Compensation of our Named Executive Officers. 3. Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments. 4. Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments. 5. Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/wmb. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials The Williams Company, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 17, 2026.